EXHIBIT 10.5

ADDENDUM TO SECURITIES PURCAHSE AGREEMENT

BY AND BETWEEN

THE 4LESS GROUP, INC. AND FOURTH MAN, LLC

This Addendum Agreement (“Addendum”), effective as of August 6, 2021 (“Effective Date”), is between The 4Less Group, Inc., a Nevada Corporation (the “Company”), and Fourth Man, LLC, a Nevada Limited Liability Company (“Fourth Man”). The Company and Fourth Man are collectively referred to herein as the “Parties”.

WHEREAS the Company and Fourth Man entered into a July 7, 2021 Securities Purchase Agreement (the “Securities Agreement”) which granted Fourth Man Piggy-Back Registration Rights pursuant to Section 4(b) and described in Exhibit B, Registration Rights Agreement (the “Piggyback Registration Rights”); and

WHEREAS the Company and Fourth Man wish to amend the Securities Agreement and accordingly, the Piggyback Registration Rights pursuant to this Addendum, as reflected below:

THEREFORE, The Parties hereby agree to amend the Securities Agreement, as follows:

1. Fourth Man waives its Piggyback Registration Rights for the Company’s August 5, 2021 Registration Statement on Form S-1 already filed with the Securities and Exchange Commission.

2. The Company agrees that within a period of three (3) weeks after the Company’s August 5, 2021 Registration Statement on Form S-1 (or up an additional three (3) weeks thereafter only if needed to include requisite quarterly financial statements) is declared effective by the Securities and Exchange Commission, the Company will file a Registration Statement on Form S-1 with the Securities and Exchange Commission to register the shares of common stock underlying the Securities Agreement in a new Registration Statement on Form S-1 as per the Piggyback Registration Rights.

3. In consideration of Fourth Man waiving its piggyback registration rights, the Company will issue 15,480 shares to Fourth Man within 3 business days of the Addendum and include such shares in the registration statement. If the shares are not issued in the stated time frame, the agreement becomes null and void. Notwithstanding the foregoing, if the Company files a Form RW by August 9, 2021 prior to opening trading on the OTC Markets, this provision and this Agreement shall be null and void.

4. Except as expressly modified by this Addendum, all terms and provisions of the Securities Purchase Agreement shall remain in full force and effect.

THE 4LESS GROUP, INC.

By : /s/ Tim Armes

Tim Armes, Chief Executive Officer

FOURTH MAN, LLC

By: /s/ Edward H. Deese

Edward H. Deese, Manager